UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2006
Forrester Research, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789

(State or other juris- diction of incorporation	(Commission on File Number)	(IRS Employer Identification No.)

400 Technology Square, Cambridge, MA	02139

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 613-6000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(b) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1 Press Release dated January 31, 2006

Item 4.02(b) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     A. On January 26, 2006, Forrester Research, Inc.’s (the “Company”) independent registered public accounting firm, BDO Seidman, LLP, (“BDO Seidman”), notified the Company that there was an error in the consolidated interim financial statements contained in the Company’s quarterly reports on Form 10-Q for the fiscal quarters ended June 30, 2005 and September 30, 2005 and that these financial statements should no longer be relied upon because of such error. As discussed more fully below, this error is non-cash in nature and pertains specifically to the accounting for stock options issued to employees.
     On March 31, 2005, the Company granted performance-based stock options to employees to purchase a total of 940,500 shares of common stock. These stock options should have been accounted for as variable options until the performance criteria were met based upon 2005 financial performance. The Company erroneously failed to record non-cash stock-based compensation expense in the second and third quarters of 2005 of approximately $290,000 and $729,000, respectively, associated with these stock options. As a result, the Company will be restating its financial statements as of and for the three and six-month periods ended June 30, 2005 and the three and nine-month periods ended September 30, 2005.
     The Company intends to file amendments to its quarterly reports on Form 10-Q for the quarterly periods ended June 30, 2005 and September 30, 2005 as soon as practicable.
     B. On January 31, 2006, BDO Seidman and Company management met with the Audit Committee of the Board of Directors to discuss the matters described above. The Company provided the Audit Committee with information showing the financial statement impact of the error to assist the Audit Committee in its assessment of the error.
     C. The Company has furnished BDO Seidman with a copy of this Report on Form 8-K and has asked BDO Seidman to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether BDO Seidman agrees with the statements made by the Company herein. The Company will amend this report in accordance with Item 4.02(c) of Form 8-K to file the independent accountant’s letter required by such item.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1 Press release dated January 31, 2006 issued by Forrester Research, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2006	FORRESTER RESEARCH, INC.
	By:	/s/ Warren Hadley
Warren Hadley
Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)